ACQUISITIONS	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS

We acquired from Golar equity interests in certain subsidiaries which own and operate the Golar Eskimo and Golar Igloo in January 2015 and March 2014, respectively.

Our Board of Directors (the "Board") and the Conflicts Committee of the Board (the "Conflicts Committee") approved the purchase price for each transaction. The Conflicts Committee retained a financial advisor to assist the evaluation of the transaction. The details of each transaction are as follows:

	Provisional	Final
	Golar Eskimo	Golar Igloo
(in thousands of $)	January 20, 2015	March 28, 2014
Purchase consideration (1)	227,170	156,001
Less: Fair value of net assets (liabilities) acquired:
Vessel and equipment, including allocation to charter	389,552	310,000
Fair value of interest rate swap asset	—	3,636
Long-term debt	(162,830)	(161,270)
Cash	298	682
Others	150	2,953
Subtotal	(227,170)	(156,001)
Excess of the consideration transferred and fair value of net assets acquired	—	—

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(1) The purchase consideration comprises the following:

(in thousands of $)	Golar Eskimo	Golar Igloo
Loan from Golar	220,000	—
Cash consideration paid to Golar	7,170	148,730
Adjustment for the interest rate swap asset (liability) assumed	—	3,636
Purchase price adjustments	—	3,635
	227,170	156,001

Golar Eskimo

On January 20, 2015, we acquired Golar's 100% interest in the companies that own and operate the FSRU Golar Eskimo pursuant to a Purchase, Sale and Contribution Agreement that we entered into on December 22, 2014. The purchase consideration was $390.0 million less the assumed bank debt of $162.8 million. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their fair values at the date of acquisition. We are in the process of finalizing the accounting for the acquisition of the Golar Eskimo and amounts shown in the fair value allocation are provisional.

Revenue and profit contributions

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an aggregate amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period. Under the agreement with Golar, the Golar Eskimo contributed revenues of $12.4 million and $22.0 million and net income of $10.4 million and $18.6 million to the financial results for the period from April 1, 2015 to June 30, 2015 and January 20, 2015 to June 30, 2015.

The table below shows our summarized consolidated pro forma financial information for the three and six months ended June 30, 2015, giving effect to our acquisition of the Golar Eskimo as if it had taken place on January 1, 2015.

(in thousands of $, except per unit data)	Three months Ended June 30, 2015	Six Months Ended June 30, 2015
Revenues	105,715	206,447
Net income	43,602	78,225
Earnings per unit (basic and diluted):
Common unitholders	$0.61	$1.20

The Golar Eskimo was under construction and not operational during the six months ended June 30, 2014. As a result, we have evaluated that had the acquisition been completed as of January 1, 2014, Golar Eskimo's pro forma revenue and net income effect for the three and six months ended June 30, 2014 would be immaterial and thus, have not been presented here.

Golar Igloo

On March 28, 2014, we acquired Golar's 100% interest in the company that owns and operates the FSRU Golar Igloo pursuant to a Purchase, Sale and Contribution Agreement that we entered into with Golar on December 5, 2013. The purchase consideration was $310.0 million less the assumed bank debt of $161.3 million, plus the fair value of the interest rate swap asset of $3.6 million and other purchase price adjustments of $3.6 million. The Golar Igloo was delivered to its current charterer, KNPC in March 2014 under a charter expiring in December 2018. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition.

Revenue and profit contributions

The Golar Igloo contributed revenues of $14.7 million and net income of $8.5 million to us for the period from March 28, 2014 to June 30, 2014.

The table below shows our summarized consolidated pro forma financial information for the six months ended June 30, 2014, giving effect to our acquisition of the Golar Igloo as if it had taken place on January 1, 2014.

Six Months Ended
(in thousands of $, except per unit data)	June 30, 2014
Revenues	193,460
Net income	76,329
Earnings per unit (basic and diluted):
Common unitholders	$1.08